SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 13, 2002

COMPASS BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-6032	63-0593897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 South 20th Street, Birmingham, Alabama (Address of principal executive offices)	35233 (Zip Code)

Registrant’s telephone number, including area code:     (205) 297-3000

N/A

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure
Exhibit Index
SIGNATURE
EX 99.1 Section 906 Cert for Paul Jones Jr
EX 99.2 Section 906 Cert for Garrett Hegel
EX 99.3 Statement Under Oath for Paul Jones Jr
EX 99.4 Statement Under Oath for Garrett Hegel

Item 9. Regulation FD Disclosure

     On August 12, 2002, Compass Bancshares, Inc. filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Quarterly Report”). The Quarterly Report was accompanied by a certification from each D. Paul Jones, Jr., Chief Executive Officer, and Garrett R. Hegel, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2). These exhibits are not filed but furnished pursuant to Regulation FD.

     In addition, on August 12, 2002, each of the Principal Executive Officer, D. Paul Jones, Jr., and Principal Financial Officer, Garrett R. Hegel, of Compass Bancshares, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

     A copy of each of these statements is attached hereto as an Exhibit (99.3 and 99.4). These exhibits are not filed but furnished pursuant to Regulation FD.

Exhibit Index

Exhibit No.	Description of Document

99.1	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by D. Paul Jones, Jr., Chief Executive Officer

99.2	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Garrett R. Hegel, Chief Financial Officer

99.3	Statement Under Oath of Principal Executive Officer dated August 12, 2002

99.4	Statement Under Oath of Principal Financial Officer dated August 12, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated  August 12, 2002

COMPASS BANCSHARES, INC.

By:	/s/ Jerry W. Powell Jerry W. Powell General Counsel and Secretary

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